ICON ECI Fund Fifteen, L.P.

Portfolio Overview

Q3 2012

ICON ECI Fund Fifteen, L.P.

Table of Contents

Letter from the CEOs	1

Introduction to Portfolio Overview	2

New Investments	2

Recent Dispositions	4

Portfolio Overview	5

Revolving Line of Credit	6

Perfomance Analysis	6

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Information	14

ICON ECI Fund Fifteen, L.P.

Letter from the CEOs

Dear investor in ICON ECI Fund Fifteen, L.P.:

We wanted to take this time to summarize Fund Fifteen’s current portfolio and let you know what activity took place during the third quarter ended September 30, 2012.  As you may know, Fund Fifteen was in its offering stage during the quarter.  During our offering stage, in addition to raising equity, we will make direct investments in domestic and global companies. These investments will be structured as debt and debt-like financings (such as leases) that are collateralized by business-essential equipment and corporate infrastructure.

Fund Fifteen is pleased to report that it made approximately $20 million in investments during the third quarter ended September 30, 2012.  For example, Fund Fifteen made a $5,750,000 term loan to Vintage Partners, LLC to partly finance the acquisition of two containership vessels. In addition, Fund Fifteen purchased mining equipment for approximately $9,861,000 that is subject to lease with Murray Energy Corporation and its affiliates.

We believe that there will continue to be many opportunities for us to deploy our equity in well structured deals collateralized by business-essential equipment and corporate infrastructure.

A more detailed analysis of Fund Fifteen’s investments, which we encourage you to read, is contained in our Form 10-Q.  Our Form 10-Q and our other quarterly, annual and current reports are available in the Investor Relations section of our website, www.iconinvestments.com.

As always, thank you for entrusting ICON with your investment assets.

Sincerely,

Michael A. Reisner Co-President and Co-Chief Executive Officer	Mark Gatto Co-President and Co-Chief Executive Officer

ICON ECI Fund Fifteen, L.P.

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Portfolio Overview for the third quarter ended September 30, 2012.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund commenced its offering period on June 6, 2011 and, through September 30, 2012, we raised $125,610,297 in capital contributions.  We anticipate that the offering period will end no later than June 2013, at which time, we will enter our operating period. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

New Investments

The Fund made the following new investments:

SeaChange Maritime
Investment Date:	7/10/2012	Collateral:	Two containership vessels valued at $11,200,000.
Structure:	Loan
Expiration Date:	07/10/2017
Equity Invested:	$5,750,000

Frontier Oilfield Services, Inc.
Investment Date:	7/23/2012	Collateral:	Saltwater disposal wells and related equipment valued at approximately $38,925,000.
Structure:	Loan
Expiration Date:	02/01/2018
Facility Amount:	$5,000,000
Fund Participation:	$2,500,000

Revstone Transportation, LLC
Investment Date:	7/30/2012	Collateral:	Automotive manufacturing equipment valued at approximately $69,282,000.
Structure:	Loan
Expiration Date:	03/01/2017
Facility Amount:	$42,258,000*
Fund Participation:	$653,000*

ICON ECI Fund Fifteen, L.P.

New Investments (Continued)

Murray Energy Corporation
Investment Date:	08/01/2012	Collateral:	Mining equipment valued at approximately $10,272,000.
Structure:	Lease
Expiration Date:	10/31/2015
Purchase Price:	$10,272,000*
Fund Participation:	$9,861,000*

NTS, Inc.
Investment Date:	9/27/2012	Collateral:	Telecommunications equipment valued at $29,400,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$14,100,000
Fund Participation:	$1,128,000*

Bergshav Product Tankers
Investment Date:	10/04/2012	Collateral:	Three product tanker vessels valued at $41,500,000.
Structure:	Loan
Expiration Date:	10/04/2017
Facility Amount:	$41,000,000
Fund Participation:	$7,000,000

Platinum Energy Solutions, Inc.
Investment Date:	12/17/2012	Collateral:	Oil well fracking, cleaning and servicing equipment valued at $69,000,000.
Structure:	Loan
Expiration Date:	01/01/2017
Facility Amount:	$15,000,000
Fund Participation:	$5,800,000

Höegh Autoliners Shipping AS
Investment Date:	12/20/2012	Collateral:	A car carrier vessel valued at $82,000,000.
Structure:	Lease
Expiration Date:	12/21/2020
Purchase Price:	$82,000,000
Fund Participation:	$17,023,000*

ICON ECI Fund Fifteen, L.P.

New Investments (Continued)

Superior Tube Company, Inc.
Investment Date:	01/01/2013	Collateral:	Equipment and related inventory used in oil field services business valued at approximately $32,387,000.
Structure:	Loan
Expiration Date:	10/01/2017
Facility Amount:	$17,000,000
Fund Participation:	$2,482,000*

* Approximate amount

Recent Dispositions

The Fund disposed of the following investments:

Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Disposition Date:	Various and continuing
Equity Invested:	$5,000,000
Total Proceeds Received:	$2,530,000**

Revstone Transportation, LLC
Structure:	Loan	Collateral:	Automotive manufacturing equipment.
Disposition Date:	11/16/2012
Equity Invested:	$8,403,000*
Total Proceeds Received:	$10,030,000*
Note: Following the Fund’s additional investment on July 30, 2012, Revstone prepaid the loan subject to a 5% prepayment fee.
* Approximate amount
** Kanza’s unexpected financial hardship resulted in its failure to meet certain payment obligations. As a result, Kanza has been repaying the principal balance on the term loan.

ICON ECI Fund Fifteen, L.P.

Portfolio Overview

In addition to certain investments described in the New Investments section, as of September 30, 2012, our portfolio consisted primarily of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014
Equity Invested:	$2,000,000

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier and its earnings.
Expiration Date:	11/22/2016
Equity Invested:	$5,299,000

Revstone Transportation, LLC
Structure:	Loan	Collateral:	Automotive manufacturing equipment.
Expiration Date:	03/01/2017
Equity Invested:	$7,750,000

Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Expiration Date:	03/31/2017
Equity Invested:	$5,000,000

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017
Equity Invested:	$8,390,000

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	09/30/2015
Equity Invested:	$8,082,000

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	06/03/2021
Equity Invested:	$5,400,000

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	06/30/2014
Equity Invested:	$1,786,000

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility expires on March 31, 2013 and the Fund may request a one year extension to the revolving line of credit within 390 days of the then-current expiration date, but CB&T has no obligation to extend. The interest rate for general advances under the Facility is CB&T’s prime rate and the interest rate on up to five separate non-prime rate advances that are permitted to be made under the Facility is the 90-day rate at which U.S. dollar deposits can be acquired by CB&T in the London Interbank Eurocurrency Market plus 2.5% per year, provided that all interest rates on advances under the Facility are subject to an interest rate floor of 4.0% per year. In addition, the Fund is obligated to pay an annualized commitment fee of 0.50% on unused commitments under the Facility.  At September 30, 2012, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested As of September 30, 2012	$65,711,127
Leverage Ratio	0.20:1*
% of Receivables Collected in the Quarter Ended September 30, 2012	100%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of 10/31/2012. Excluded are amounts owed in connection with the loan to Kanza, which you can read about in further detail above.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC. (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimburse our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses will be capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests are sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.  Accordingly, our General Partner and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.  In connection with the investments described in the new investments section, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $4,225,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $20,608 and $43,390 for the three and nine months ended September 30, 2012, respectively.  Additionally, our General Partner’s interest in our net income (loss) was $3,988 and $(22,359) for the three and nine months ended September 30, 2012, respectively.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties (Continued)

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:
Entity	Capacity	Description	Three Months Ended September 30, 2012	Period from July 28, 2011 (Commencement of Operations) through September 30, 2011	Nine Months Ended September 30, 2012	Period from July 28, 2011 (Commencement of Operations) through September 30, 2011
ICON Capital, LLC	Investment Manager	Organizational and offering expense
		reimbursements (1)	$238,830	$1,101,735	$770,301	$1,101,735
ICON Securities, LLC	Dealer-Manager	Underwriting fees (2)	895,238	321,151	2,776,414	321,151
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	1,986,966	-	2,898,378	-
ICON Capital, LLC	Investment Manager	Management fees (4)	108,932	3,473	189,153	3,473
ICON Capital, LLC	Investment Manager	Administrative expense
		reimbursements (4)	937,778	273,965	2,731,434	273,965
Fund Fourteen	Noncontrolling interest	Interest expense (4)	104,305	-	345,693	-
			$4,272,049	$1,700,324	$9,711,373	$1,700,324
(1)  Amount capitalized and amortized to partners' equity.
(2)  Amount charged directly to partners' equity.
(3)  Amount capitalized and amortized to operations over the estimated service period.
(4)  Amount charged directly to operations.

At September 30, 2012, we had a net payable of $4,054,356 due to our General Partner and its affiliates that consisted of a payable of approximately $2,715,000 due to our affiliate, primarily related to our investment with an affiliate of Ezra Holdings Limited, an acquisition fee payable to our Investment Manager and administrative expense reimbursements.

From October 1, 2012 through November 9, 2012, the Fund raised an additional $11,539,725 in capital contributions and paid or accrued underwriting fees to ICON Securities in the amount of $326,544.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Balance Sheets

	September 30, 2012 (Unaudited)	December 31, 2011

Assets

Cash	$35,982,626	$5,383,978
Net investment in notes receivable	37,207,000	13,014,700
Leased equipment at cost (less accumulated depreciation of $907,414 and $0, respectively)	18,480,865	-
Net investment in finance leases	25,676,781	1,681,451
Vessel	-	9,625,000
Deferred charges	1,084,235	1,236,399
Other assets	8,703,706	494,942
Total assets	$127,135,213	$31,436,470

Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$16,875,000	$-
Due to General Partner and affiliates	4,054,356	3,420,832
Deferred revenue	11,408	-
Accrued expenses and other current liabilities	366,478	349,835
Total liabilities	21,307,242	3,770,667

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	104,255,017	26,651,016
General Partner	(80,298)	(14,549)
Total partners' equity	104,174,719	26,636,467

Noncontrolling interests	1,653,252	1,029,336

Total equity	105,827,971	27,665,803
Total liabilities and equity	$127,135,213	$31,436,470

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Operations
(unaudited)

	Three Months Ended September 30, 2012	Period from July 28, 2011 (Commencement of Operations) through September 30, 2011	Nine Months Ended September 30, 2012	Period from July 28, 2011 (Commencement of Operations) through September 30, 2011
Revenue:
Finance income	$1,816,186	$-	$3,599,601	$-
Rental income	1,234,689	-	1,250,016	-
Income from investment in joint venture	-	40,712	-	40,712
Other income	9,747	-	22,546	-
Total revenue	3,060,622	40,712	4,872,163	40,712

Expenses:
Management fees	108,932	3,473	189,153	3,473
Administrative expense reimbursements	937,778	273,965	2,731,434	273,965
General and administrative	275,614	200,267	656,330	200,267
Interest	350,780	13,505	774,517	13,505
Depreciation	896,098	-	907,414	-
Credit loss	-	-	1,984,044	-
Total expenses	2,569,202	491,210	7,242,892	491,210

Net income (loss)	491,420	(450,498)	(2,370,729)	(450,498)
Less: net income (loss) attributable to noncontrolling interests	92,650	-	(134,828)	-
Net income (loss) attributable to Fund Fifteen	$398,770	$(450,498)	$(2,235,901)	$(450,498)

Net income (loss) attributable to Fund Fifteen allocable to:
Limited partners	$394,782	$(445,993)	$(2,213,542)	$(445,993)
General Partner	3,988	(4,505)	(22,359)	(4,505)
	$398,770	$(450,498)	$(2,235,901)	$(450,498)

Weighted average number of limited partnership interests outstanding	111,412	5,333	81,938	5,333
Net income (loss) attributable to Fund Fifteen per weighted average	$3.54	$(83.63)	$(27.01)	$(83.63)

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

	Partners’ Equity
	Limited Partnership Interests	Limited Partners	General Partner	Total Partners’ Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2011	31,529	$26,651,016	$(14,549)	$26,636,467	$1,029,336	$27,665,803
Net loss	-	(14,621)	(148)	(14,769)	(143,063)	(157,832)
Proceeds from sale of limited partnership interests	37,187	37,118,509	-	37,118,509	-	37,118,509
Sales and offering expenses	-	(3,891,204)	-	(3,891,204)	-	(3,891,204)
Cash distributions	-	(801,455)	(8,095)	(809,550)	-	(809,550)
Investment by noncontrolling interests	-	-	-	-	117,500	117,500

Balance, March 31, 2012 (unaudited)	68,716	59,062,245	(22,792)	59,039,453	1,003,773	60,043,226
Net loss	-	(2,593,703)	(26,199)	(2,619,902)	(84,415)	(2,704,317)
Proceeds from sale of limited partnership interests	26,652	26,539,721	-	26,539,721	-	26,539,721
Sales and offering expenses	-	(2,854,766)	-	(2,854,766)	-	(2,854,766)
Cash distributions	-	(1,454,000)	(14,687)	(1,468,687)	(211,773)	(1,680,460)
Investment by noncontrolling interests	-	-	-	-	490,712	490,712

Balance, June 30, 2012 (unaudited)	95,368	78,699,497	(63,678)	78,635,819	1,198,297	79,834,116
Net income	-	394,782	3,988	398,770	92,650	491,420
Proceeds from sale of limited partnership interests	30,650	30,485,135	-	30,485,135	-	30,485,135
Sales and offering expenses	-	(3,284,285)	-	(3,284,285)	-	(3,284,285)
Cash distributions	-	(2,040,112)	(20,608)	(2,060,720)	(37,688)	(2,098,408)
Investment by noncontrolling interests	-	-	-	-	399,993	399,993

Balance, September 30, 2012 (unaudited)	126,018	$104,255,017	$(80,298)	$104,174,719	$1,653,252	$105,827,971

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

	Nine Months Ended September 30, 2012	Period from July 28, 2011 (Commencement of Operations) through September 30, 2011
Cash flows from operating activities:
Net loss	$(2,370,729)	$(450,498)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Finance income	270,466	-
Income from investment in joint venture	-	(40,712)
Depreciation	907,414	-
Interest expense from amortization of debt financing costs	36,287	4,130
Credit loss	1,984,044	-
Paid-in-kind interest	269,133	-
Changes in operating assets and liabilities:
Distributions from joint venture	-	39,689
Other assets	(719,853)	-
Deferred revenue	11,408	-
Due to General Partner and affiliates, net	158,237	304,287
Accrued expenses and other liabilities	307,726	74,481
Net cash provided by (used in) operating activities	854,133	(68,623)
Cash flows from investing activities:
Purchase of equipment	(34,632,279)	-
Investment in joint venture	-	(1,835,843)
Principal repayment on net investment in finance leases	826,190	-
Investment in notes receivable	(33,637,772)	-
Principal repayment on notes receivable	740,910	-
Net cash used in investing activities	(66,702,951)	(1,835,843)
Cash flows from financing activities:
Redemption of limited partnership interest	-	(1,000)
Proceeds from non-recourse long-term debt	17,500,000	-
Repayment of non-recourse long-term debt	(625,000)	-
Repayment of note payable issued by joint venture	(642,600)	-
Sale of limited partnership interests	94,143,365	10,756,718
Sales and offering expenses paid	(9,119,281)	(1,044,094)
Deferred charges paid	(934,151)	(500,000)
Investment in joint ventures by noncontrolling interests	890,705	-
Distributions to noncontrolling interests	(249,461)	-
Debt financing costs	(176,250)	-
Cash distributions to partners	(4,339,861)	(42,057)
Net cash provided by financing activities	96,447,466	9,169,567
Net increase in cash	30,598,648	7,265,101
Cash, beginning of period	5,383,978	1,001
Cash, end of period	$35,982,626	$7,266,102

ICON ECI Fund Fifteen, L.P.

Financial Statements                                                                                                 (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

	Nine Months Ended September 30, 2012	Period from July 28, 2011 (Commencement of Operations) through September 30, 2011
Supplemental disclosure of cash flow information:

Cash paid for interest	$134,086	$-

Supplemental disclosure of non-cash investing and financing activities:
Organizational and offering expenses due to Investment Manager	$8,193	$601,735
Organizational and offering expenses charged to equity	$922,465	$93,803
Underwriting fees due to ICON Securities	$-	$13,382
Reclassification of vessel to net investment in finance leases	$9,625,000	$-
Debt financing costs paid by noncontrolling interest	$117,500	$-
Acquisition fees due to Investment Manager	$1,025,000	$-
Distributions due to ICON GP 15, LLC	$-	$425

ICON ECI Fund Fifteen, L.P.

Forward Looking Information

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 15, and November 15 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

14